FMC Corporation Bear Stearns Fifteenth Annual Global Credit Conference May 16, 2006 Thomas C. Deas, Jr. Vice President & Treasurer Exhibit 99.1 * * * * * * * * * *

Disclaimer
Safe Harbor Statement under the Private Securities
Litigation Reform Act of 1995
• These slides and the accompanying presentation contain “forward-looking statements” that represent management’s best judgment as of the date hereof based on information currently available.  Actual results of the
Company may differ materially from those contained in the forward-looking statements.
• Additional information concerning factors that may cause results to differ materially from those in the forward-looking statements is contained in the
Company’s periodic reports filed under the Securities Exchange Act of 1934, as amended.
• The Company undertakes no obligation to update or revise these forward-
looking statements to reflect new events or uncertainties.
Non-GAAP Financial Terms
• These slides contain certain “non-GAAP financial terms” which are defined in the appendix.  In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix.

FMC Corporation
($ millions, LTM ending March 31, 2006)
FMC
Revenue: $2,191.9
EBITDA: $448.3
Margin*: 20.5%
Industrial
Chemicals
Revenue: $897.2
EBITDA: $155.8
Margin*: 17.4%
Agricultural
Products
Revenue: $733.0
EBITDA: $179.3
Margin*: 24.5%
Specialty
Chemicals
Revenue: $564.9
EBITDA: $142.4
Margin*: 25.2%
* EBITDA margin
Diversified chemical company with leading market positions
in industrial, consumer and agricultural markets globally

3 Company Strengths Leading market positions Global presence Diversified business mix and high-quality customer base Diversified and integrated cost structure Disciplined approach to unlocking value

Leading Market Positions
(1) Based on 2005 consolidated sales
(2) Shared
Industrial
Chemicals
#1 in N.A. Soda Ash
#1 in N.A.
Peroxygens
#1 Globally Carrageenan
#1 Globally Carbofuran
#2 in N.A. Pyrethroids
Agricultural
Products
#2 Globally Alginates
Specialty
Chemicals
#1 Globally
(2)
#1 Globally
Lithium Specialties
Microcrystalline Cellulose
Product Group
Position
(1)

Global Presence
Agricultural Products Group
Industrial Chemicals Group
Specialty Chemicals Group
Manufacturing Facilities:
Note: Based on 2005 Consolidated Sales
North
America
40% of Sales
Latin America
18% of Sales
Europe / Middle East /
Africa
29% of Sales
Asia / Pacific
13% of Sales

Diversified Customers and End Markets
Greater than 80% of sales to non-GDP cyclical end markets
Long-term relationships with blue chip customers
No single customer represents more than 5% of sales
Top 10 customers in total represent approximately 15% of sales
Note:  Based on 2005
Consolidated Sales
Agricultural 34%
Detergents 9%
Pharmaceuticals 11%
Food 8%
Other 12%
Glass/Fiberglass 4%
Chemicals 6%
Pulp & Paper 4%
Electronics 2%
Other 3%
Bottle
Glass 3%
Non-Cyclical
81%
Cyclical
19%
Chemicals 4%

Diversified and Integrated Cost Structure
Low-cost sourcing of raw materials
– Backward integration: soda ash, lithium
– Global sourcing of renewable resources: wood pulp, seaweed
Low reliance on purchased raw materials
– Total raw materials represent approximately 25% of cost of sales
– No single raw material accounts for more than 7% of total raw material purchases
– Reduced volatility from limited use of petrochemical feedstocks
Low energy demand requirements
– Energy represents approximately 10% of cost of sales

Realizing the inherent operating leverage within FMC
- Sustained earnings growth >10% per year (1)
- Industrial Chemicals recovery in mid-cycle in 2006
- Continued growth in Specialty Chemicals and Agricultural Products
Maintaining financial strength and flexibility
- Investing to grow our businesses
- Pursuing external growth opportunities
- Initiated quarterly cash dividend of 18¢ per share
- Announced $150 million share repurchase program
Focusing the portfolio on higher growth businesses
- Manage Specialty Chemicals and Agricultural Products for growth
- Manage Industrial Chemicals for cash
Disciplined Approach to Unlocking Value
(1)
Earnings before restructuring and other income and charges

9 Industrial Chemicals

Industrial Chemicals
#1 North American manufacturer of soda ash and peroxygens
Backward integration into natural resources
Low-cost, proprietary production technology
Foret is a leading Iberian producer of inorganic chemicals
Asia
7%
Alkali
(Soda ash)
49%
Peroxygens
18%
Foret
33%
Latin
America
9%
North America
50%
Europe/Middle
East/Africa
34%
Asia
7%
2005 Consolidated Sales: $870.4 million

Industrial Chemicals Financial Performance
2006 earnings growth of 40-45% driven by higher selling prices, partially offset by higher energy costs and the loss of Astaris earnings.
$156
$151
$124
$130
$133
$94
0
50
100
150
200
2001 2002 2003 2004 2005 LTM
3/31/06
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
20%
EBITDA Capital Spending EBITDA Margin (%)

Industrial Chemicals’ Focus
Managing for cash generation
Near-term sales growth
– Higher soda ash selling prices
– Re-commissioning the second increment of soda ash capacity at
Granger to support export demand growth
– Additional peroxide price increases in North America and Europe.
Margin expansion
- Working to offset rising energy, raw material and transportation costs

13 Specialty Chemicals

BioPolymer
69%
Lithium
31%
Latin
America
6%
North America
39%
Europe/Middle
East/Africa
37%
Asia
18%
• One of two global, integrated manufacturers
• Focus on specialty products – pharmaceuticals and
energy storage devices
Lithium:
• Adds structure, texture and stability to food
• Acts as a binder & disintegrant for dry tablet drugs
• Market-leading positions
BioPolymer:
Growth Franchises in Specialty Chemicals
2005 Consolidated Sales: $558.5 million

Specialty Chemicals Financial Performance
2006 earnings growth in the mid-single digits, driven by higher sales and continued productivity improvements
$122
$116
$140
$142
$129
$132
0
20
40
60
80
100
120
140
160
2001 2002 2003 2004 2005 LTM
3/31/06
20%
21%
22%
23%
24%
25%
26%
27%
28%
29%
30%
EBITDA Capital Spending EBITDA Margin (%)

Specialty Chemicals Focus
Growing core business market segments
– Maintaining key positions with category leading customers
– Shifting resources toward faster growing segments
– Expanding presence in rapidly growing emerging markets
Commercializing new technology platforms
Managing maturing segments for improved earnings and cash
Identifying financially attractive bolt-on acquisition
opportunities to further expand our franchises

17 • Agricultural Products

Agricultural Products
Strong niche positions in the Americas, Europe and Asia
Proprietary, branded insecticides and herbicides
FMC differentiated by:
– Focused strategy in selected markets, crops and regions
– Leverage proprietary products and third-party products and technologies
– Depth and breadth of alliances and partnerships
– Manufacturing cost competitiveness via sourcing from lower cost regions
Insecticides
73%
North America
28%
Latin America
39%
Asia
16%
Europe/
Middle
East/Africa
17%
Herbicides
25%
2005 Consolidated Sales: $724.5 million
Fungicides 2%

Agricultural Products Financial Performance
2006 earnings growth in the mid-teens, reflecting higher sales, favorable mix and further manufacturing productivity benefits partially offset by lower bifenthrin pricing and higher raw material costs.
$179
$157
$148
$99
$81
$111
0
50
100
150
200
2001 2002 2003 2004 2005 LTM
3/31/06
0%
5%
10%
15%
20%
25%
30%
EBITDA Capital Spending EBITDA Margin (%)

Agricultural Products’ Focus
Driving near-term sales growth
– Label expansions and new formulations in crop and non-crop segments
– In-licensed products, e.g., flonicamid, acetamiprid and cyazofimid with maturity sales of ~$50-90 million in 2008-2009.
Strengthening Market Access
– Distribution joint ventures & alliances
– Third-party products
Reducing global supply chain and overhead costs
– Sourcing initiatives should produce additional manufacturing savings
– Further redesign of global supply network
– Market access strategies and alliances drive SG&A reductions
Creating competitive advantage through innovation

21 Financial Overview

Financial Objectives
Maintain strong liquidity
Lower after-tax financing cost on a worldwide basis
Match foreign currency cash flows with like-currency debt
Reduce the tax cost of any required cross-border funds
movements
– American Jobs Creation Act
Extend and disperse the debt portfolio’s maturity profile to reduce future refunding risk
Manage foreign exchange, commodity and interest rate risks
Provide flexibility for future corporate development alternatives and financial policy initiatives
– Acquisitions and divestitures
– Dividends and stock repurchases

Consistent Debt Reduction
902.8
856.3
707.5
513.8
364.2
193.9
222.1
206.4
0
500
1,000
1,500
2002 2003 2004 2005
Net Debt Cash
($M)
Net debt reduction of approximately $400 million over the
past 4 years
1,267.0
1,050.2
929.6
720.2

2005 Financing Steps
(amounts in millions)
Amt Date
Unsecured 5-Year Credit Facility $850 6/21
10¼% Notes Redemption $355 7/21
1st
International Cash Repatriation $180 9/21
IRB Refunding $90 12/15
European Credit Facility €220 12/16
2nd
International Cash Repatriation $340 12/21
Domestic Term Loan Repayment $242 12/21
Total Cash Repatriated $520

Capital Structure
12/31/2004 12/31/2005 3/31/2006
($ - millions)
Debt
$250 million Revolving Credit Agreement - $               - $             - $
$250 Term Loan Due 2007 -
$600 million Senior Secured Credit Agreement 100.0             -               -
$850 million Senior Credit Agreement -               -
European Facility due 2010 -                   260.3          264.2
10.25% Notes Due 2009 352.0             -               -
Industrial Revenue & Pollution Control Bonds 218.2             217.5          217.3
Other Public Domestic Debt 222.8             162.9          162.8
Foreign Debt 36.6               79.5            82.3
Total Debt 929.6 $          720.2 $       726.6 $
Cash
Restricted Cash 9.7                -              -
Domestic Cash 56.6               178.3          126.2
Foreign Cash 155.8             28.1            57.9
Total Cash 222.1 $          206.4 $       184.1 $
Stockholders' Equity 876.2 $          959.3 $       1,037.9 $
Total Capital (Total Debt + Stockholders' Equity) 1,805.8 $       1,679.5 $     1,764.5 $
Net Debt 707.5 $          513.8 $       542.5 $
Fixed Debt 70% 47% 46%
Debt / Total Capitalization 51% 43% 41%

Common Stock Dividend & Buybacks
•
We have initiated quarterly cash dividends on FMC common stock, with the first payment in April.
($ - millions)
Shares O/S Rate Per Quarter 2006
39.0 million 18¢ 7.0 21.0
•
BOD authorized $150 million share repurchase program:
–
To be accomplished over the next two years
–
Open market purchases or privately negotiated transactions

0
20
40
60
80
100
2002
2003 2005 2004
Net Interest Expense
71.6
92.2
78.4
58.1
Note:  Net  interest expense excluding loss on debt extinguishment
2006 based on guidance issued 4/27/06
($ in millions)
2006E
~35

2,400
$2.55
$1.90
$3.20
$4.39
$3.10
$5.45E
1,600
2,000
2001 2002 2003 2004 2005 2006E**
0.00
2.00
4.00
6.00
Multi-Year Recovery
*    Earnings before restructuring and other income and charges per diluted share.
**  2006E calculated using midpoint of guidance issued by FMC on April 27, 2006
On track to deliver sustained multi-year recovery in sales and EPS*

FMC in Summary
Great businesses, each with EBITDA of at least $140 million
Double-digit earnings growth
-
Earnings leverage in Industrial Chemicals
-
Continued growth in Specialty Chemicals and Ag Products
Meeting or exceeding strategic objectives
-
Robust and growing EBITDA
-
Greater than 12% return of capital
Pursuing proactive, disciplined approach to unlocking value

30 Appendix

Non-GAAP Financial Terms
These slides contain certain “non-GAAP financial terms” which are defined below:
EBITDA
(Earnings Before Interest, Taxes, Depreciation and Amortization)
is the sum of
Income (loss) from continuing operations before income
taxes
and
Depreciation and
Amortization.
EBITDA Margin
is the quotient of
EBITDA
(defined above) divided by
Revenue.
ROIC
(Return on Invested Capital) is the sum of
Earnings from continuing
operations before restructuring and other income and charges and after-
tax
Interest expense
divided by the sum of
Short-term
debt,
Current
portion of long-term
debt,
Long-term debt
and
Total shareholders’
equity.

Segment Financial Terms
These slides contain references to segment financial items which are presented in detail in Note 18 of FMC’s 2005 Form 10-K.  Some of the segment financial terms are “non-GAAP financial terms” and are defined below.
EBITDA
(Earnings Before Interest, Taxes, Depreciation and Amortization)
for a segment
is the sum
of Income (loss) from continuing operations
before income taxes
for that segment
and
Depreciation and Amortization
for that
segment.
EBITDA Margin for a segment
is the quotient of
EBITDA
(defined
above) divided by
Revenue
for that
segment.

Reconciliation of LTM 3/31/2006 consolidated income from continuing operations before income taxes
(a GAAP measure) to LTM 3/31/2006 EBITDA (a Non-GAAP measure)
(Unaudited, in $ millions)
LTM 3/31/2006
Income (loss) from continuing operations before
income taxes
$201.8
Add:
Restructuring and other charges
68.6
Interest expense, net 49.5
Affiliate Interest Expense
1.1
Depreciation and amortization 133.8
EBITDA (Non-GAAP)
$448.3
EBITDA Reconciliation: LTM 3/31/06
Loss on Extinguishment of Debt
60.5
Investment Gains
(67.0)

Reconciliation of LTM 3/31/06 segment operating profit (a GAAP measure)
to LTM 3/31/06 EBITDA (a Non-GAAP measure)
(Unaudited, in millions)
Industrial Specialty Agricultural
Segment
Chemicals Chemicals Products
LTM 3/31/06 segment operating profit (GAAP) $91.5 $111.2 $145.9
Add:
Depreciation and amortization
64.3
31.2 33.4
LTM 3/31/06 EBITDA (Non-GAAP)
$155.8 $142.4 $179.3
Segment EBITDA Reconciliation

FMC Corporation * * * * * *